September 24, 2019 Investor Presentation Exhibit 99.1 Rbb Bancorp Nasdaq: rrb

Forward-Looking Statements Certain matters set forth herein (including the exhibits hereto) constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements relating to RBB Bancorp’s (“RBB”) current business plans, its future financial position and operating results and RBB’s expectations. Forward-looking statements are typically identified by words such as "believe," "expect," "anticipate," "intend," "target," "estimate," "continue," "positions," "prospects" or "potential," by future conditional verbs such as "will," "would," "should," "could" or "may", or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements. These forward-looking statements are subject to risks and uncertainties that could cause actual results, performance and/or achievements to differ materially from those projected. These risks and uncertainties include, but are not limited to, local, regional, national and international economic and market conditions and events and the impact they may have on RBB, on our customers and our assets and liabilities; our ability to attract deposits and other sources of funding or liquidity; supply and demand for real estate and periodic deterioration in real estate prices and/or values in California, New York or other states where RBB lends, including both residential and commercial real estate; a prolonged slowdown or decline in real estate construction, sales or leasing activities; changes in the financial performance and/or condition of our borrowers, depositors or key vendors or counterparties; changes in our levels of delinquent loans, nonperforming assets, allowance for loan losses and charge-offs; the costs or effects of acquisitions or dispositions we may make, whether we are able to obtain any required governmental approvals in connection with any such acquisitions or dispositions, and/or RBB’s ability to realize the contemplated financial or business benefits associated with any such acquisitions or dispositions; the effect of changes in laws, regulations and applicable judicial decisions (including laws, regulations and judicial decisions concerning financial reforms, taxes, banking capital levels, consumer, commercial or secured lending, securities and securities trading and hedging, compliance, employment, executive compensation, insurance, vendor management and information security) with which we and our subsidiaries must comply or believe we should comply; changes in estimates of future reserve requirements and minimum capital requirements based upon the periodic review thereof under relevant regulatory and accounting requirements, including changes in the Basel Committee framework establishing capital standards for credit, operations and market risk; inflation, interest rate, securities market and monetary fluctuations; changes in government interest rates or monetary policies; changes in the amount and availability of deposit insurance; cyber-security threats, including loss of system functionality or theft or loss of company or customer data or money; political instability; acts of war or terrorism, or natural disasters, such as earthquakes, drought, or the effects of pandemic diseases; the timely development and acceptance of new banking products and services and the perceived overall value of these products and services by our customers and potential customers; our relationships with and reliance upon vendors with respect to the operation of certain key internal and external systems and applications; changes in commercial or consumer spending, borrowing and savings preferences or behaviors; technological changes and the expanding use of technology in banking (including the adoption of mobile banking and funds transfer applications); the ability to retain and increase market share, retain and grow customers and control expenses; changes in the competitive and regulatory environment among financial and bank holding companies, banks and other financial service providers; volatility in the credit and equity markets and its effect on the general economy or local or regional business conditions; fluctuations in the price of the our common stock or other securities; and the resulting impact on our ability to raise capital or RBB’s ability to make acquisitions, the effect of changes in accounting policies and practices, as may be adopted from time-to-time by our regulatory agencies, as well as by the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard-setters; changes in our organization, management, compensation and benefit plans, and our ability to retain or expand our workforce, management team and/or our board of directors; the costs and effects of legal, compliance and regulatory actions, changes and developments, including the initiation and resolution of legal proceedings (such as securities, consumer or employee class action litigation), regulatory or other governmental inquiries or investigations, and/or the results of regulatory examinations or reviews; our ongoing relations with our various federal and state regulators; our success at managing the risks involved in the foregoing items and all other factors set forth in RBB’s public reports filed with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2018, and particularly the discussion of risk factors within that document applicable to RBB. Any statements about future operating results, such as those concerning accretion and dilution to RBB’s earnings or shareholders, are for illustrative purposes only, are not forecasts, and actual results may differ. RBB does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by law. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. Rbb Bancorp

Experienced Leadership Team Average 32 years of bank management experience in finance, lending, credit, risk, strategy and branch operations Name / Title Experience Background Yee Phong (Alan) Thian President & Chief Executive Officer 36 years Chairman, President and Chief Executive Officer (“CEO”) since Royal Business Bank (the “Bank”) began operations in 2008 Appointed to the FDIC community bank advisory committee twice Presently on the CFPB community bank advisory committee Formerly served as Executive Vice President (“EVP”) and Regional Director for United Commercial Bank, as well as President and CEO for both First Continental Bank and American International Bank David Morris Executive Vice President & Chief Financial Officer 32 years (9 years with Alan) Appointed EVP and Chief Financial Officer (“CFO”) of the Bank and Company in 2010 Formerly President and CEO with MetroPacific Bank and EVP, CFO and Chief Operating Officer (“COO”) with San Diego Community Bank Jeffrey Yeh Executive Vice President & Chief Credit Officer 29 years (16 years with Alan) Joined the Bank as an executive officer in 2008 and promoted to EVP and Chief Credit Officer in January 2014 Formerly Finance Director and Business Control Manager for Universal Science Industrial Co, Ltd. and Lending and Investment Manager for Bank of Overseas Chinese Larsen Lee Executive Vice President & Director of Residential Mortgage Lending 31 years (4 years with Alan) Joined in 2014 as SVP and Director of Mortgage Lending to start the Bank’s residential mortgage unit, and promoted to EVP in January 2016 Formerly created a wholesale department for Pacific City Bank from 2010 to 2014 I-Ming (Vincent) Liu Executive Vice President & Chief Risk Officer 31 years (23 years with Alan) Joined the Bank as an executive officer in 2008, promoted to COO in January 2011, and promoted to Chief Risk Officer of the Bank in 2011 and of the Company in 2013 Formerly Senior Vice President (“SVP”) and head of southern California branch network for United Commercial Bank Source: Experience: Page 6 in S-1 Background: Pages 143, 145-146 in the S-1 Rbb Bancorp 2

Balance Sheet (Dollars in millions) Total Assets   $2,802 Gross Loans, Including Held for Sale   $2,342 Total Deposits   $2,235 Tangible Common Equity1   $329 Tangible Common Equity / Tangible Assets1   12.01% NPAs / Assets2   0.30% Profitability Return on Average Assets   1.43% Return on Average Tangible Common Equity   12.51% FTE Net Interest Margin   3.64% Efficiency Ratio   50.0% RBB Bancorp – Who We Are Non-GAAP reconciliation in Appendix Nonperforming assets include nonaccrual loans, loans past due 90 days or more and still accruing interest, loans modified under troubled debt restructurings, and other repossessed assets; excludes purchased credit impaired (“PCI”) loans Established in 2008 and headquartered in Los Angeles, California $2.8 billion asset Chinese-American, business-oriented community bank 22 traditional branches 13 located in Southern California 8 located in New York 1 in Nevada Four principal business lines: Commercial Real Estate (“CRE”) Commercial & Industrial (“C&I”) 1-4 Single Family Residential (“SFR”) SBA Lending (“SBA”) Five successful acquisitions completed since 2010 Certified Community Development Financial Institution since mid-February 2016 Overview Financial Highlights For the Three Months Ended June 30, 2019: Rbb Bancorp 3

High-performing community bank with defined and proven strategy to grow both organically and through acquisitions Insider ownership (including family holdings) at 48% and high deposit balances, aligns interests with public shareholders Experienced management team and Board of Directors with demonstrated industry knowledge, regulatory relationships, lending expertise and community involvement Niche markets with concentration on Asian-Americans Products structured to address the needs of underserved individuals and businesses within those markets Significant opportunities for future acquisitions across the U.S. Conservative risk profile with focused and diversified lending strategy Solid asset quality from conservative credit culture and disciplined underwriting standards Interest rate neutral balance sheet Track record of attractive returns Diversified revenue with four lending products spread across multiple industries and geographies Substantial noninterest income and well-managed noninterest expenses Exceptional investment opportunity to own a well-managed, highly profitable institution Compelling valuation and strong dividend payout ratio Investment Highlights Rbb Bancorp 4

September: Acquired July: Acquired January: Established 2011 Our History Historical Progression of Franchise Growth May: Acquired Received Outstanding Overseas Taiwanese SME Award 2013 Earned Findley Reports’ “Super Premier” status 2015 Opened 2008 Opened SBA banking unit 2010 Raised over $54mm in private offering of common stock 2012 Opened residential mortgage unit 2014 Earned Findley Reports’ “Super Premier” status February: Acquired Named a CDFI 2016 March: Issued $50mm of subordinated notes Earned Findley Reports’ “Super Premier” status Source: Pages 3-4 in the S-1 Raised $62 million in IPO 2017 Earned Findley Reports’ “Super Premier” status 2018 Issued $55 million of subordinated notes October: Acquired RBB Bancorp July: Acquired first Asian bank September: Acquired Business Bank 2011 Opened Royal Business Bank 2008 May Acquired Los angeles National Bank Received outstanding overseas Taiwanese sme award 2013 earned findley reports’ “super premier” status 2015 Raised $ 62 Million in IPO earned findley reports’ “super premier” Status 2017 2010 Opened SBA Banking Unit 2012 Raised over $54 mm in private offering of common stock 2014 opened residential mortgage unit earned findley reports’ “Super premier” status 2016 Named a CDFI March; Issued $50mm of Subordinated notes February: Acquired TFC tfc holding company Earned findley Reports’ “Super premier” Status 2018 Issued $55 million of subordinated notes October: Acquired First American International Bank RBB Bancorp 5

Our Current Footprint Orange County, California Irvine Branches (22) Los Angeles County, California Clark County, Nevada Ventura County, California Arcadia Cerritos Diamond Bar Los Angeles (Downtown) Los Angeles (Westwood) Los Angeles (Silver Lake) Monterey Park Rowland Heights San Gabriel Torrance Oxnard Westlake Village Las Vegas New York, NY 2 Brooklyn, NY 2 Manhattan, NY 4 Queens, NY Our Current Footprint RBB Bancorp Los Angeles County, California Arcadia Cerritos Diamond Bar Los Angeles (Downtown) Los Angeles (Westwood) Los Angeles (Silver Lake) Monterey Park Rowland Heights San Gabriel Torrance Orange County, California Irvine Ventura County, California Oxnard Westlake Village Clark County, Nevada Las vegas New York, NY 2 brooklyn, NY 2 Manhattan, NY 4 Queens, NY Branches (23) RBB Bancorp 6

Expands the RBB franchise to the Chicago market Gives RBB access to Chicago’s Asian-American population of approximately 500,000 Enables Pacific Global to benefit from RBB’s scale and efficiencies Enhances residential mortgage loan production platform Enables RBB to bring its C&I lending platform to the PGB customer base Highly compatible merger partners Shared focus on Asian-American communities Complementary business models Strong residential mortgage loan production platforms Disciplined underwriting standards and commitment to strong asset quality Compelling economics for RBB shareholders Accretive to earnings per share Tangible book value dilution earnback of approximately 3 years Positions RBB for continued profitable growth Sixth acquisition since 2011 Transaction Highlights + RBB Bancorp Pacific Global Bank RBB Bancorp 7

Founded in 1995 3 full service branches principally serving Asian-American communities in Chicago Total assets of $223.8 million 1-4 family residential loans comprise 83% of total loans 18.3% non-interest bearing deposits Overview of PGB Holdings Financial Highlights Franchise Highlights (as of 6/30/19) For the Twelve Months Ended Quarter Ended In $000s 12/31/16 12/31/17 12/31/18 6/30/19 Balance Sheet Total Assets $176,646 $193,269 $208,253 $223,294 Total Loans $137,773 $149,609 $162,750 $168,763 Total Deposits $156,204 $172,070 $183,380 $196,650 Loans/Deposits 88.20% 86.95% 88.75% 85.82%                 Capital Common Equity $19,384 $20,607 $22,965 $24,483 Tangible Equity $19,384 $20,607 $22,965 $24,483 Total Equity/Assets 10.97% 10.66% 11.03% 10.96% Tang. Common Equity/Tang. Assets 10.97% 10.66% 11.03% 10.96% Risk Based Capital 22.41% 21.48% 22.72% 22.78% Tier 1 Capital 21.14% 20.21% 21.46% 21.52% Leverage Ratio 10.93% 10.82% 11.21% 11.03%                 Profitability Measures Net Interest Margin 4.18% 4.21% 4.18% 3.80% Non Interest Income/Average Assets 0.27% 0.52% 0.61% 0.40% Non Interest Expense/Average Assets 2.74% 2.62% 2.76% 2.44% Efficiency Ratio 63.03% 57.60% 59.61% 60.19% ROAA 0.90% 1.15% 1.47% 1.59% ROAE 7.93% 10.52% 13.30% 12.90% Net Income $1,543 $2,135 $2,881 $878                 Asset Quality NPAs/Assets 0.82% 0.54% 0.55% 0.20% NPAs (excl TDRs)/Assets 0.66% 0.54% 0.55% 0.20% NCOs/Avg Loans 0.50% -0.01% 0.17% -0.29% Reserves/Loans 2.06% 1.91% 1.47% 1.33% Reserves/NPAs 195.93% 274.40% 209.83% 493.82% Overview of PGB Holdings Franchise highlights (as of 6/30/19) Pacific Global Bank Founded in 1995 3 full service branches principally serving Asian-American communities in Chicago Total assets of $223.8 million 1-4 family residential loans comprise 83% of total loans 18.3% non-interest bearing deposits Financial Highlights For the Twelve Months Ended in $000s Balance Sheet Total Assets Total Loans Total Deposits Loans / Deposits 12/31/16 $ 176.646 $137.773 $156.204 88.20% 12/31/17 $193.269 $149.609 $172.070 86.95% 12/31/18 $208.253 $162.750 $183.380 88.75% Quarter Ended 6/30/19 $223.294 $168.765 $196.650 85.82% Capital Common Equity Tangible Equity Total Equity/Assets Tang. Common Equity/Tang. Assets Risk Based Capital Tier 1 Capital Leverage Ratio $19,384 $20,607 $22,965 $24,483 $19,384 $20,607 $22,965 $24,483 10.97% 10.66% 11.03% 10.96% 10.97% 10.66% 11.03% 10.96% 22.41% 21.48% 22.72% 22.78% 21.14% 20.21% 21.46% 21.52% 10.93% 10.82% 11.21% 11.03% Profitability Measures Net Interest Margin Non Interest Income/Average Assets Non Interest Expense/Average Assets Efficiency Ratio ROAA ROAE Net Income 4.18% 4.21% 4.18% 3.80% 0.27% 0.52% 0.61% 0.40% 2.74% 2.62% 2.76% 2.44% 63.03% 57.60% 59.61% 60.19% 0.90% 1.15% 1.47% 1.59% 7.93% 10.52% 13.30% 12.90% $1,543 $2,135 $2,881 $878 Asset Quality NPAs/Assets NPAs (excl TDRs)/Assets NCOs/Avg Loans Reserves/Loans Reserves/NPAs 0.82% 0.54% 0.55% 0.20% 0.66% 0.54% 0.55% 0.20% 0.50% 0.01% 0.17% 0.29% 2.06% 1.91% 1.47% 1.33% 195.93% 274.40% 209.83% 493.82% RBB Bancorp 8

Acquisition consideration of $32.5 million, all cash Price / tangible book: 1.70x as of June 30, 2019, and 1.66x estimated at close Transaction includes two owned branches with an estimated fair market value of $2 million greater than book value Price / EPS (LTM): 10.0x Core deposit premium: 9.1% Closing expected in the first quarter of 2020 Transaction Overview Transaction Overview Acquisition consideration of $32.5 million, all cash Price / tangible book: 1.81x as of June 30, 2019, and 1.60x estimated at close Transaction includes two owned branches with an estimated fair market value of $2 million greater than book value Price / EPS (LTM): 10.0x Core deposit premium: 1.25% Closing expected in the first quarter of 2020 RBB Bancorp 9

Substantial Opportunities for Acquisitions: Chinese-American Banks Across the U.S. Chinese-American bank universe as defined by RBB’s management team Count refers to total number of Chinese-American banks that are headquartered in the indicated MSA Source: SNL Financial, Census Bureau 2018 estimates Chinese-American bank universe comprised of over 35 banks¹: Publicly-traded Locally-owned Subsidiaries of Taiwanese or Chinese banks Other Asian-American banks also represent compelling acquisition opportunities Target markets include select Metropolitan Statistic Areas (“MSAs”) that fulfill the following conditions: High concentration of Asian-Americans High number of Chinese-American banks² and branches Specific Target Markets Texas, Midwest and East Coast West Coast Chinese-American Bank¹ Locations in the U.S. (as of June 2019) Current RBB branch locations Other Chinese-American bank¹ branches Source: Pages 12-13 in the S-1 Substantial Opportunities for Acquisitions: Chinese-American Banks Across the U.S. Chinese-American bank universe comprised of over 35 banks¹: Publicly-traded Locally-owned Subsidiaries of Taiwanese or Chinese banks Other Asian-American banks also represent compelling acquisition opportunities Target markets include select Metropolitan Statistic Areas (“MSAs”) that fulfill the following conditions: High concentration of Asian-Americans High number of Chinese-American banks² and branches Chinese-American Bank¹ Locations in the U.S. (as of June 2019) West Coast Texas, Midwest and east Coast Specific Target Markets Current RBB branch locations Other Chinese-American bank¹ branches Specific target Markets Identified Expansion Markets Current markets MSA (population in thousands) New York Newark-Jersey City, Ny-NJ-PA Los Angeles-Long Beach Anaheim, CA San Francisco-Oakland-Hayward, CA Chicago-naperville-Elgin, IL-IN-WI Houston-The Woodlands-Sugar land, TX Seattle Tacome-bellevue, WA Urban Honolulu, HI Philadelphia-Camden-Wilmington, PA-NJ-DE-MD Las vegas-Henderson-Paradise, NV Total Population 19,979 13,291 4,729 9,499 6,997 3,939 980 6,046 2,232 Asian American Population Actual % of Total 1,978,1,954,1,097,532,455,449,429,302,194,9.9%,14.7% 23.2% 5.6% 6.5% 11.4% 43.8% 5.0% 8.7% Chinese-American bank universe as defined by RBB’s management team (2) Count refers to total number of Chinese-American banks that are headquartered in the indicated MSA Source: SNL Financial, Census Bureau 2018 estimates RBB Bancorp 10 Asian American Population % of Actual Total Total Asian American Population MSA (population in thousands) Population Actual % of Total New York-Newark-Jersey City, NY-NJ-PA 19979 1977.921 9.9% 11.229078580111393 Los Angeles-Long Beach-Anaheim, CA 13291 1953.7769999999998 0.14699999999999999 15.886753646397564 San Francisco-Oakland-Hayward, CA 4729 1097.1280000000002 0.23200000000000001 25.907391494954652 Chicago-Naperville-Elgin, IL-IN-WI 9499 531.94399999999996 5.6% 6.6823440349321599 Houston-The Woodlands-Sugar Land, TX 6997 454.80500000000001 6.5% 7.735172587359056 Seattle-Tacoma-Bellevue, WA 3939 449.04599999999999 0.114 41.008423166579853 Urban Honolulu, HI 980 429.24 0.438 5.9843344674519336 Philadelphia-Camden-Wilmington, PA-NJ-DE-MD 6046 302.3 0.05 10.046217689133943 Las Vegas-Henderson-Paradise, NV 2232 194.184 8.7% Source: SNL Financial, 2010 Census ² Count refers to total number of Chinese-American banks that are headquartered in the indicated MSA Identified strategic expansion areas Current markets New Market with FAIT transaction Asian American Population Number of % of Actual Total Total Asian American Population Chinese-American MSA Population Actual % of Total Banks² Branches New York-Newark-Jersey City, NY-NJ-PA 20338187 2283791 11.229078580111393 8 50 Los Angeles-Long Beach-Anaheim, CA 13502916 2145175 15.886753646397564 18 157 San Francisco-Oakland-Hayward, CA 4737729 1227422 25.907391494954652 4 50 Chicago-Naperville-Elgin, IL-IN-WI 9563680 639078 6.6823440349321599 3 15 Houston-The Woodlands-Sugar Land, TX 6866117 531106 7.735172587359056 2 16 Urban Honolulu, HI 1009834 414117 41.008423166579853 1 12 Philadelphia-Camden-Wilmington, PA-NJ-DE-MD 6096952 364862 5.9843344674519336 1 2 Las Vegas-Henderson-Paradise, NV 2173843 218389 10.046217689133943 0 3 Source: SNL Financial, 2010 Census ² Count refers to total number of Chinese-American banks that are headquartered in the indicated MSA Identified expansion markets Current markets New market with FAIB transaction

Demonstrated Track Record of Balance Sheet and Earnings Growth (1) Non-GAAP reconciliation in Appendix Total Loans ($mm) Total Deposits ($mm) Net Income ($mm) Return on Average Tangible Common Equity1 2013 – 2018 CAGR = 34.9% 2013 – 2018 CAGR = 31.2% 2013 – 2018 CAGR = 38.8% Demonstrated Track Record of Balance Sheet and Earnings Growth Total Loans ($mm) Loans Held for Investment Mortgage Loans Held for sale 2013-2018 Cagr =34.9% 2013 $577 2014 $746 2015 $834 2016 $1155 2017 $1375 2018 $2577 Q2 2019 $2342 total Deposits ($mm) Noninterest-bearing Deposits Interest-Bearing Deposits 2013-2018 CAGR=31.2% 2013 $574 2014 $767 2015 $853 2016 $1153 2017 $1337 2018 $2144 2Q 2019 $2235 Net Income ($mm) 2013-2018 CAGR=38.8% 2013 $7.0 2014 $10.4 2015 $13.0 2016 $19.1 2017 $25.5 2018 $36.1 YTD 2019 $20.5 Return On Average tangible common Equity1 2013 5.80% 2014 7.39% 2015 8.47% 2016 13.14% 2017 13.64% 2018 13.66% 2Q 2019 12.51% (1) Non-GAAP reconciliation in Appendix RBB Bancorp 11

Profitability Drivers Yield on Average Interest-Earning Assets Cost of Average Interest-Bearing Liabilities Net Interest Margin (FTE) Efficiency Ratio (FTE) Yield on Earning Assets Yield on total loans 6.19% 5.52% 5.10% 5.75% 5.66% 5.57% 5.57% 5.14% 5.01% 4.44% 5.35% 5.13% 5.36% 5.37% Cost of interest – Bearing Liabilities cost of total Deposits 077% 08.82% 0.96% 1.15% 1.28% 1.69% 2.29% 0.57% 0.69% 0.83% 0.80% 0.82% 1.11% 1.62% 2013 2014 2015 2016 2017 2018 2Q 2019 4.60% 4.41% 3.72% 4.43% 4.16% 4.12% 3.64% 2013 2014 2015 2016 2017 2018 2Q 2019 62.7% 56.1% 48.7% 42.7% 37.7% 44.5% 5.0% 2013 2014 2015 2016 2017 2018 2Q 2019 Footnotes & Sources RBB Bancorp 12

$2.34 billion total loans as of June 30, 2019 Diversified across industry lines Single Family Residential - Mainly non-QM mortgages Commercial Real Estate - Owner occupied and Investor owned Commercial and Industrial - Majority secured by assets SBA - Primarily SBA 7(a) loans for business acquisition or working capital 10% Fixed rate4 and 90% Variable rate Average yield on total loans of 5.57% for the second quarter of 2019 Diversified Loan Portfolio Excludes purchased loan discounts and deferred costs and fees Includes construction and land development loans Includes Held for Investment and Held for Sale Loans Includes loans that have initial fixed rate terms prior to converting to variable rate loans By Collateral Type: By Business Line¹: Loan Portfolio Composition (June 30, 2019) By Business Line1: SFR3 48% CRE2 37% SBA 3% C&I 12% By Collateral Type: C&I 12% 1-4 family 48% Multifamily 10% CRE (Non-Owner-Occupied ) 15% C&D 5% CRE (Owner-Occupied ) 7% RBB Bancorp 13

Disciplined Credit Culture Nonperforming loans include nonaccrual loans, loans past due 90 days or more and still accruing interest and loans modified under troubled debt restructurings; nonperforming loans exclude PCI loans acquired in prior acquisitions Nonperforming assets include nonperforming loans (as defined in footnote 1 above) and other repossessed assets Nonperforming Loans¹ / Total Loans Nonperforming Assets² / Total Assets Allowance for Loan Losses / Total Loans Net Charge-Offs / Average Loans 0.91% 0.58% 0.77% 0.55% 0.21% 0.15% 0.30% 2013 2014 2015 2016 2017 2018 2Q 2019 1.31% 1.26% 1.26% 1.28% 1.10% 1.10% 0.82% 0.89% 2013 2014 2015 2016 2017 2018 2Q 2019 0.93% 0.56% 0.63% 0.50% 0.17% 0.15% 0.30% 2013 2014 2015 2016 2017 2018 2Q 2019 0.25% 0.02% 0.03% 0.08% (0.06%) 0.05% <0.01% 2013 2014 2015 2016 2017 2018 2Q 2019 RBB Bancorp 14

    Avg. Balance   Weighted     ($mm)   Avg. Rate Noninterest-Bearing Demand $408.2 0.00% NOW $24.0 0.29% Savings $97.6 0.21% Money Market $363.4 1.23% Retail Time¹ $592.2 2.24% Jumbo Time² $568.8 2.38% Brokered Time3 $117.6 2.53% Total Deposits   $2,171.6   1.62% Deposit Portfolio as of June 30, 2019 Retail Time includes time deposits with balances less than $250,000, excluding brokered time Jumbo Time includes time deposits with balances of $250,000 and greater Brokered Time are brokered time deposits, which are all lower than $100,000 Reconciliation in Appendix Strongest growth coming in DDAs Top 10 Deposit Relationships = $331.3 million (14.5% of total deposits) 2 of the Top 10 Relationships are with Directors and shareholders of the Company; $66.0 million, or ~20% of Top 10 total Deposit Portfolio Composition Total: $2.24 billion 82.2% Core4 For the Three Months Ended June 30, 2019 3 RBB Bancorp 15

(Dollars in millions, except per share amounts)   As of June 30, 2019     Actual Long-Term Debt     Long-Term Debt   $103.9 Subordinated Debentures   9.6 Total Long-Term Debt   $113.5       Shareholders' Equity     Common Stock   $289.6 Additional Paid-in Capital   6.1 Retained Earnings   98.2 Accumulated Other Comprehensive Loss   (0.01) Total Shareholders' Equity   $393.9       Total Capitalization   $507.4       Common Shares Outstanding   20,077,524       Book Value Per Share   $19.61 Tangible Book Value Per Share1   $16.37       Regulatory Capital     Tier 1 Common Capital   $330.3 Tier 1 Risk-Based Capital   $339.9 Total Risk-Based Capital   $463.0 Consolidated Capital Ratios Non-GAAP reconciliation in Appendix Consolidated Capital Ratios Consolidated Capitalization Table 4.00% 7.00% 8.50% 10.50% 1 TCE / TA2 Tier 1 Leverage Ratio Tier 1 Common capital ration Tier 1 Risk – based Capital Ratio Total Risk-Based Capital Ratio As Reported June 30, 2019 Basel III Fully Phased in well capitalized Level RBB Bancorp 16

Interest Rate Risk Profile Note: Assumes parallel shifts in market interest rates 12-Month Net Interest Income Sensitivity Immediate Change in Rates June 30, 2019 Economic Value of Equity Sensitivity Immediate Change in Rates June 30, 2019 12 month NII sensitivity is neutral to slightly liability sensitive Economic Value of Equity (“EVE”) sensitivity is neutral to slightly liability sensitive in a flat to declining environment 9.0% 8.0% 7.0% 6.0% 5.0% 4.0% 3.0% 2.0% 1.0% 0.0% -200 BPS - 100 BPS +100 BPS +200 BPS 5.0% 0.0% -5.0% -10.0% -15.0% -20.0% -25.0%-30.0% -200 BPS -100 BPS +100 BPS +200 BPS RBB Bancorp 17

Appendix RBB Bancorp 18

Transaction Assumptions and Pro Forma Impacts Accretion/Dilution Pro Forma Capital Ratios Transaction Assumptions Estimated cost savings of 30% of PGB’s non-interest expense, phased-in during 2020 Loan mark of 1.5%, or $2.6 million CDI of approximately 1.25% Pre-tax one-time merger-related expenses of approximately $3.0 million TCE/TA: 10.66% Leverage Ratio: 12.90% (3) Total RBC Ratio: 19.50% (3) 2020 EPS accretion is expected to be between 8-9% (1) TBV Dilution / Share: 3.9% TBV Dilution Earnback: 3.3 years (2) Based on street consensus for 2020 Based on the cross-over methodology Bank level RBB Bancorp 19

Pro Forma Loan Portfolio (as of June 30, 2019) Note: Regulatory data shown, does not include purchase accounting adjustments Source: Company estimates, FIG Partners RBB PGB Pro Forma   Composition     Composition     Composition   Loan Type ($000) % of Total   Loan Type ($000) % of Total   Loan Type ($000) % of Total   Construction & Dev. 119,523 5.1% Construction & Dev. 1,904 1.1% Construction & Dev. 121,427 4.8% 1-4 Family Residential 1,148,489 48.6% 1-4 Family Residential 142,070 83.4% 1-4 Family Residential 1,290,559 50.8% Home Equity 8,013 0.3% Home Equity 40 0.0% Home Equity 8,053 0.3% Owner - Occupied CRE 165,969 7.0% Owner - Occupied CRE 8,330 4.9% Owner - Occupied CRE 174,299 6.9% Other CRE 437,868 18.5% Other CRE 2,680 1.6% Other CRE 440,548 17.4% Multifamily 225,445 9.5% Multifamily 13,545 8.0% Multifamily 238,990 9.4% Commercial & Industrial 211,109 8.9% Commercial & Industrial 1,657 1.0% Commercial & Industrial 212,766 8.4% Consumer & Other 50,183 2.1% Consumer & Other 5 0.0% Consumer & Other 50,188 2.0% Total Loans $2,366,599 100.0% Total Loans $170,231 100.0% Total Loans $2,536,830 100.0% 2Q19 Yield on Loans: 5.00% 2Q19 Yield on Loans: 5.78% 2Q19 Yield on Loans: 5.58% RBB Bancorp 20

RBB PGB Pro Forma Pro Forma Deposit Mix (as of June 30, 2019) Note: Regulatory data shown, does not include purchase accounting adjustments Source: Company estimate, FIG Partners   Composition     Composition     Composition   Deposit Type ($000) % of Total     Deposit Type ($000) % of Total   Deposit Type ($000) % of Total   Non Interest Bearing 480,951 21.1% Non Interest Bearing 36,079 18.3% Non Interest Bearing 517,030 20.9% NOW & Other Transaction 23,495 1.0% NOW & Other Transaction 17,672 9.0% NOW & Other Transaction 41,167 1.7% MMDA & Savings 438,952 19.2% MMDA & Savings 49,209 25.0% MMDA & Savings 488,161 19.7% Time Deposits < $100k 340,655 14.9% Time Deposits < $100k 43,063 21.9% Time Deposits < $100k 383,718 15.5% Time Deposits > $100k 996,602 43.8% Time Deposits > $100k 50,627 25.8% Time Deposits > $100k 1,047,229 42.2% Total Deposits $2,280,655 100.0% Total Deposits $196,650 100.0% Total Deposits $2,477,305 100.0% 2Q19 Cost of Deposits: 1.62% 2Q19 Cost of Deposits: 1.53% 2Q19 Cost of Deposits: 1.61% Loans / Deposits 103.8% Loans / Deposits 86.6% Loans / Deposits 102.4% RBB Bancorp 21

As of June 30, 2019: Average: LTV of 53.4%; FICO score of 759; duration of approximately 5.23 years Average current start rates: 5.00% - 5.375%; 0% - 1% in points; reprices between 5 and 7 years to one-year LIBOR plus 2.75% -3.00% Business Line Profile: 1-4 Single Family Residential Lending SFR Loans SFR Portfolio Growth (Dollars in millions) SFR 2013 – 2018 CAGR = 86.1% $1.1 billion 2013 2014 2015 2016 2017 2018 2Q 2019 RBB Bancorp 22

~19.8% fixed rate Business Line Profile: CRE Lending | C&D Lending CRE Loans CRE and C&D Portfolio Growth C&D Loans C&D 2012 – 2018 CAGR = 12.2% CRE 2012 – 2018 CAGR = 28.3% (Dollars in millions) As of June 30, 2019: $756.5 million $118.8 million 2012 2013 2014 2015 2016 2017 2018 CRE Loans C&D Loans RBB Bancorp 23

Business Line Profile: C&I Lending | SBA Lending Credit Lines include commercial and industrial lines of credit, term loans, mortgage warehouse lines and international trade discounts C&I Loans SBA Loans As of June 30, 2019: $283.9 million $79.5 million C&I and SBA Portfolio Growth (Dollars in millions) C&I 2012 – 2018 CAGR = 21.7% SBA 2012 – 2018 CAGR = 53.0% Unguaranteed SBA Loans: By Location: By Business: 2012 2013 2014 2015 2016 2017 2018 C&I Loans SBA Loans RBB Bancorp 24

Some of the financial measures included in this presentation are not measures of financial performance recognized by GAAP. These non-GAAP financial measures include “tangible common equity to tangible assets,” “tangible book value per share,” and “return on average tangible common equity.” Our management uses these non-GAAP financial measures in its analysis of our performance and believes these are helpful to investors as an additional tool for further understanding our performance. The following table reconciles shareholders’ equity (on a GAAP basis) to tangible common equity and total assets (on a GAAP basis) to tangible assets, calculates our tangible book value per share, and reconciles return on average tangible common equity to its most comparable GAAP measure: Non-GAAP Reconciliation: Tangible Common Equity and Tangible Assets Note: Historical financial data is not presented pro forma reflecting the acquisition of FAIT completed on October 15, 2018 (Dollars in thousands, except per share data)   As of and for the period ended         2013   2014   2015   2016   2017   2018 2Q 2019 Tangible Common Equity: Total Shareholders' Equity $137,992 $151,981 $163,645 $181,585 $265,176 $374,621 $393,820 Adjustments Goodwill (4,001) (4,001) (4,001) (29,940) (29,940) (58,383) (58,383) Core Deposit Intangible (714) (582) (466) (1,793) (1,438) (7,601) (6,828) Tangible Common Equity $133,277 $147,398 $159,178 $149,852 $233,798 $308,637 $328,609 Tangible Assets: Total Assets - GAAP 723,410 925,891 1,023,084 1,395,551 1,691,059 2,974,002 2,801,956 Adjustments Goodwill (4,001) (4,001) (4,001) (29,940) (29,940) (58,383) (58,383) Core Deposit Intangible (714) (582) (466) (1,793) (1,438) (7,601) (6,828) Tangible Assets $718,695 $921,308 $1,018,617 $1,363,818 $1,659,681 $2,908,018 $2,736,745 Common Shares Outstanding 12,547,201 12,720,659 12,770,571 12,827,803 15,908,893 20,000,022 20,077,524 Tangible Common Equity to Tangible Assets Ratio 18.54% 16.00% 15.63% 10.99% 14.09% 10.61% 12.01% Tangible Book Value Per Share $10.62 $11.59 $12.46 $11.68 $14.70 $15.43 $16.37 Average Tangible Common Equity: Average Shareholders' Equity $124,103 $145,781 $157,615 $172,140 $218,717 $296,869 $390,574 Adjustments Goodwill (2,804) (4,001) (4,001) (25,167) (29,940) (58,383) (58,383) Core Deposit Intangible (479) (649) (526) (1,779) (1,620) (7,601) (7,067) Average Tangible Common Equity $120,820 $141,131 $153,088 $145,194 $187,157 $230,885 $325,124 Net Income Available to Common Shareholders $7,004 $10,428 $12,973 $19,079 $25,528 $36,105 $10,142 Return on Average Tangible Common Equity 5.80% 7.39% 8.47% 13.14% 13.64% 15.64% 12.51% RBB Bancorp 25

Some of the financial measures included in this presentation and in forms 10-Q & 10-K filed with the SEC differ from those reported on the FRB Y-9(c) report. These financial measures include “core deposits to total deposits.” Our management uses this financial measure in its analysis of our performance. The Bank measures core deposits by reviewing all relationships over $250,000 on a quarterly basis. After discussions with our regulators on the proper way to measure core deposits, we now track all deposit relationships over $250,000 on a quarterly basis and consider a relationship to be core if there are any three or more of the following: (i) relationships with us (as a director or shareholder); (ii) deposits within our market area; (iii) additional non-deposit services with us; (iv) electronic banking services with us; (v) active demand deposit account with us; (vi) deposits at market interest rates; and (vii) longevity of the relationship with us. We consider all deposit relationships under $250,000 as a core relationship except for time deposits originated through an internet service. This differs from the traditional definition of core deposits which is demand and savings deposits plus time deposits less than $250,000. As many of our customers have more than $250,000 on deposit with us, we believe that using this method reflects a more accurate assessment of our deposit base. The following table reconciles the adjusted core deposit to total deposits: Regulatory Reporting to Financial Statements: Adjusted Core Deposits All demand and savings deposits of any amount plus time deposits less than $250,000 Time deposits to core customers over $250,000 as defined in the lead-in to the table above Comprised of internet and outside deposit originator time deposits less than $250,000 which are not considered to be core deposits Comprised of demand and savings deposits in relationships over $250,000 which are considered non-core deposits because they do not satisfy the definition of core deposits set forth in the lead-in to the table above (Dollars in thousands)   As of the period ended         2013   2014   2015   2016   2017   2018 2Q 2019 Core Deposits¹ $422,252 $507,376 $567,980 $781,940 $990,824 $1,670,572 $1,637,627 Adjustments to Core Deposits Time Deposits > $250,000 Considered as Core Deposits² 118,756 115,572 174,038 325,453 180,751 468,773 435,646 Less: Brokered Deposits Considered Non-Core - - - - - (113,832) (134,989) Less: Internet and Other Deposit Originator Deposits < $250,000 Considered Non-Core³ - (44,562) (21,418) (30,971) (29,467) (18,286) (17,198) Less: Other Deposits Not Considered Core⁴ - - (70,759) (171,800) (136,943) (52,002) (82,916) Adjusted Core Deposits $541,008 $578,386 $649,841 $904,622 $1,005,165 $1,955,225 $1,838,170 Total Deposits 574,079 767,365 853,417 1,152,763 1,337,281 2,144,041 2,235,334 Adjusted Core Deposits to Total Deposits Ratio 94.24% 75.37% 76.15% 78.47% 75.16% 91.19% 82.23% RBB Bancorp 26

How We Measure Core Deposits Source: “Study on Core Deposits and Brokered Deposits, Submitted to Congress pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, FDIC, July 8, 2011”: https://www.fdic.gov/regulations/reform/coredeposit-study.pdf Demand Deposits Savings Deposits Time Deposits < $250,000 Relationship with RBB Director or shareholder? Deposits within the Bank’s market area? Additional non-deposit services with the Bank? Electronic banking services with the Bank? Active demand deposit account with the Bank? Deposits at market interest rates? Relationship with the Bank have longevity? > $250,000? if yes, if yes, if yes, if yes, if yes, if yes, if yes, RBB reviews all deposits over $250K on a quarterly basis Core deposits are traditionally defined as all deposits less time deposits greater than $250K à The Bank measures core deposits as: Internet Deposits? Outside deposit originator? if yes, if yes, if yes, for at least three of the following: if yes, RBB Bancorp 27